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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Daniel L. Scharre, the Chief Executive Officer of Larscom Incorporated (the "Company"), and Donald W. Morgan, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

         1. The Company's Annual Report on Form 10-K for the period ended December 31, 2003, and to which this certification is attached as Exhibit 32.1 (the "Annual Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 29th day of March, 2004.

                                                /s/ Daniel L. Scharre
                                                -----------------------------
                                                Daniel L. Scharre
                                                Chief Executive Officer

                                                /s/ Donald W. Morgan
                                                ----------------------------
                                                Donald W. Morgan
                                                Chief Financial Officer